Exhibit 99.1

Shenandoah Telecommunications Company I NVESTOR P RESENTATION A PRIL 2018 NASDAQ: SHEN

2 Safe Harbor Statement This presentation includes “forward - looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our business strategy, our prospects and our financial position. These statements can be identified by the use of forward - looking terminology such as “believes,” “estimates,” “expects,” “intends,” “may,” “will,” “should,” “could,” or “anticipates” or the negative or other variation of these similar words, or by discussions of strategy or risks and uncertainties. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections. Important factors that could cause actual results to differ materially from such forward - looking statements include, without limitation, risks related to the following: q Increasing competition in the communications industry; and q A complex and uncertain regulatory environment. A further list and description of these risks, uncertainties and other factors can be found in the Company’s SEC filings which are available online at www.sec.gov, www.shentel.com or on request from the Company. The Company does not undertake to update any forward - looking statements as a result of new information or future events or developments.

3 Use of Non - GAAP Financial Measures Included in this presentation are certain non - GAAP financial measures that are not determined in accordance with US generally accepted accounting principles. These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles. Management believes these measures facilitate comparisons of our operating performance from period to period and comparisons of our operating performance to that of our peers and other companies by excluding certain differences. Shentel utilizes these financial performance measures to facilitate internal comparisons of our historical operating performance, which are used by management for business planning purposes, and also facilitates comparisons of our performance relative to that of our competitors. In addition, we believe these measures are widely used by investors and financial analysts as measures of our financial performance over time, and to compare our financial performance with that of other companies in our industry.

4 Shentel will ensure that rural communities have access to the same level of telecommunication services as found anywhere else in the U.S. Shentel is committed to enriching the lives of the subscribers and customers we serve with the highest quality communications services by making major investments in technology, using innovative thinking and delivering high quality local customer service that makes using technology easy. Shentel’s Mission: Shentel’s Vision:

5 Company Overview ▪ Diverse Revenue Streams • 3 complementary revenue streams: Wireless, Cable and Wireline ▪ Tower Leasing Business Provides Steady Recurring Cash Flow • We own 192 towers with an average of 2.1 tenants each ▪ Fiber • We control 5,429 route miles of fiber; closed approximately $24 million in new external fiber contracts during 2017. Providing a broad range of diversified telecommunications services to customers in the Mid - Atlantic United States and the exclusive personal communications service ("PCS") Affiliate of Sprint covering large portions of central and western Virginia, south - central Pennsylvania, West Virginia, and portions of Maryland, North Carolina, Kentucky, Tennessee and Ohio.

6

7 Historical Net Income $13.0 $16.3 $29.6 $33.9 $40.9 ($0.9) $66.4 -$5 $5 $15 $25 $35 $45 $55 $65 $75 2011 2012 2013 2014 2015 2016 2017 ($ in millions) * Includes a one - time non - cash tax benefit of $53.4 million as a result of the remeasurement of our deferred tax assets and liabilities as of 12/31/17 , in connection with the 2017 Tax Act. *

8 Adjusted OIBDA $84.0 $93.1 $106.8 $118.6 $132.1 $150.9 $246.1 $280.9 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% $0 $50 $100 $150 $200 $250 $300 2010 2011 2012 2013 2014 2015 2016 2017 $ in millions % of Revenue

9 W IRELESS S EGMENT

Network Coverage Area 10 • 5.3 million covered POPs • 962 thousand total subscribers • 18.3% penetration of covered POPs • 1,623 base stations

11 Wireless Network Expansion Effective February 1,2018 Current Markets New Expansion Markets Optional Expansion Markets

12 Wireless - Status of Network Enhancements Acquired nTelos Service Area 107 186 220 363 Enhancement # of cell sites ■ Completed ■ Expected Completion in 2018

13 $82.8 $93.4 $101.4 $110.1 $200.1 $230.4 20% 30% 40% 50% 60% 70% $0 $50 $100 $150 $200 $250 2012 2013 2014 2015 2016 2017 $ in millions % of Revenue Wireless Segment – Adjusted OIBDA

14 Wireless - Subscriber Growth (1) Prepaid totals in 2015, 2016, and 2017 were adjusted to exclude Lifeline subscribers. (2) Includes approximately 19,000 postpaid and 4,500 prepaid customers acquired from Sprint on 4/6/17.

15 Attractive Contract With Sprint ▪ Contract through 2029 ▪ Two 10 - year renewals ▪ Payment at termination of 90% ▪ Postpaid Sprint fees of 16.6% ( Management: 8%; Service: 8.6%) ▪ Management fee waived on a cash basis , expected to continue through 2022. Approximately $256 million in total.

16 Affiliate Terms SHENTEL PROVIDES ▪ Network (Towers, Cell Sites, Backhaul, Local Switch) ▪ Local Sales and Service ▪ Local Advertising & Promotions Payment = 83.4% of Net Billings SPRINT PROVIDES Net Service Fee ▪ Billing/Collections ▪ Customer Care ▪ Long Distance ▪ Equipment Financing Payment = 8.6% of Net Billings Management Fee ▪ Spectrum ▪ Brand ▪ National Platform ▪ Access to Sprint vendors Payment = 8% of Net Billings

17 Wireless - Mobile Tower Leasing Steady Recurring Cash Flow ▪ Tower lease revenue of $ 11.5 million in FY’17 with $7.5 million of EBITDA ▪ Long - term opportunity to increase leasing revenues given growing demand for data ▪ Company owns 192 cell towers Mobile Tower Revenue ($ millions)

18 C ABLE S EGMENT

19 Cable Segment – Adjusted OIBDA $10.3 $11.7 $15.4 $24.5 $31.8 $40.5 0% 5% 10% 15% 20% 25% 30% 35% 40% $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 2012 2013 2014 2015 2016 2017 $ in millions % of Revenue

SHENTEL®

Cable Network

- 201K Video Homes Passed*
- 201K Internet Homes Passed*
- 182K Voice Homes Passed
- 100% of HP upgraded
- 100% of HP are on-net

* Includes Cable and Wireline segments



PA
MD
WV
VA
Harrisburg
Hershey
Mechanicsburg
Carlisle
Shippensburg
York
Gettysburg
Hanover
Greencastle
Waynesboro
Hagerstown
Cumberland
Morgantown
Oakland
Berkeley Springs
Martinsburg
Shepherdstown
Salem
Clarksburg
Bridgeport
Belington
Winchester
Berryville
Ashburn (Equinix)
Leesburg
Herndon
Grantsville
Weston
Petersburg
Strasburg
Front Royal
Woodstock
Edinburg
Sutton
Franklin
New Market
Warrenton
Culpeper
Harrisonburg
Charleston
Marlinton
Marmet
Summersville
Staunton
Waynesboro
Charlottesville
Madison
Omar
Beckley
Ronceverte
Covington
Lexington
Pineville
Welch
Princeton
Buchanan
Amherst
Dillwyn
Richmond
Lynchburg
Appomattox
Farmville
Blacksburg
Roanoke
Bedford
Rustburg
Radford
Crewe
Dinwiddie
Blackstone
Keysville
Rocky Mount
Lebanon
Wytheville
Kenbridge
Floyd
South Hill
Lawrenceville
Martinsville
South Boston
Clarksville
Stuart
Danville
Atlanta, GA (Telx)
Map Key:
Shentel Fiber Routes
Partner Routes
Planned Routes
Shentel PoP
Internet PoP
Master Headend
Planned Shentel PoP

20

21 Cable Competitive Advantage Verizon/ CenturyLink /Frontier ▪ DSL – slower service ▪ Requires significant capital expenditure to offer comparable service to Cable ▪ Loss of cash flow from shrinking voice service ▪ Bundling of satellite video with their voice and DSL Dish/DirecTV ▪ Bundling of telco, DSL and voice with their video ▪ Satellite internet is fast but has limited capacity ▪ No local presence Shentel Cable ▪ Company leads with Broadband ▪ We own/control our backbone fiber network and our telephone switch ▪ Local/Regional focus Competitors

22 Cable - RGU Growth by Quarter Customers 77,366 77,925 77,305 77,953 77,828 RGU's/Customer 1.71 1.70 1.71 1.71 1.71 ■ Video ■ Voice ■ High Speed Internet

23 Cable – Average Revenue Average Monthly Revenue per RGU Average Monthly Revenue per Customer

24 Peer Average information derived from SNL Kagan data as of 9/30/2017 for 10 comparably sized companies: Anne Arundel Broadba nd; Comporium Communications; Fidelity Communications Company; Hargray Cable; MetroCast Cablevision; Northland Cable; Schurz Communications, Inc.; Vast Broadband; W EHC O Video, Inc.; Zito Media How Does Shentel Compare? Acquired Neglected Markets; Opportunity to Drive Higher Penetration December 31, 2010 December 31, 2017* Peer Average Video Homes Passed 162,763 184,910 Penetration 36.7% 25.2% 23.7% High - speed Internet Available Homes 144,099 184,910 Penetration 22.1% 34.6% 36.5% Voice Available Homes 118,652 182,379 Penetration 5.3% 12.4% 8.6% *Excludes cable and internet customers reported through the Wireline segment.

25 W IRELINE S EGMENT

26 $25.9 $26.1 $28.0 $29.7 $32.6 $34.3 35.0% 40.0% 45.0% 50.0% $0 $5 $10 $15 $20 $25 $30 $35 $40 2012 2013 2014 2015 2016 2017 $ in millions % of Revenue Wireline Segment – Adjusted OIBDA

27 Wireline - Key Operational Results Access lines (000s) DSL & Cable Modem Customers (000s) ▪ Access line loss of 2.8% . ▪ Effective Q4’15, subscribers were offered a cable modem internet option up to 1 50 Mbps , without the need to subscribe to voice services. ▪ 5,019 video subscribers at December 31, 2017.

SHENTEL®

Fiber Network

- 5,429 Fiber Route-Miles
- 38% in Wireline Markets
- 62% in Cable Markets

Fiber to the Tower (FTT)

- 332 total cell sites
- 60 FTT sites completed in 2017
- 76 under construction or planned for 2018


PA
MD
WV
VA
Harrisburg
Hershey
Mechanicsburg
Carlisle
Shippensburg
York
Gettysburg
Hanover
Greencastle
Waynesboro
Hagerstown
Cumberland
Morgantown
Oakland
Berkeley Springs
Martinsburg
Shepherdstown
Salem
Clarksburg
Bridgeport
Belington
Winchester
Berryville
Ashburn (Equinix)
Leesburg
Herndon
Grantsville
Weston
Petersburg
Strasburg
Front Royal
Woodstock
Edinburg
Sutton
Franklin
New Market
Warrenton
Culpeper
Harrisonburg
Charleston
Marlinton
Marmet
Summersville
Staunton
Waynesboro
Charlottesville
Madison
Omar
Beckley
Ronceverte
Covington
Lexington
Pineville
Welch
Princeton
Buchanan
Amherst
Dillwyn
Richmond
Lynchburg
Appomattox
Farmville
Blacksburg
Roanoke
Bedford
Rustburg
Crewe
Dinwiddie
Radford
Keysville
Blackstone
Rocky Mount
Kenbridge
Lebanon
Wytheville
Floyd
South Hill
Lawrenceville
Martinsville
South Boston
Clarksville
Stuart
Danville
Atlanta, GA (Telx)
Map Key:
Shentel Fiber Routes
Partner Routes
Planned Routes
Shentel PoP
Internet PoP
Master Headend
Planned Shentel PoP

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29 Wireline and Cable Fiber Sales ($ millions) Fiber Lease Revenue New External Fiber Lease Contracts * * Estimated amounts represent the first 10 years of expected contract value. Contract Terms range from 36 to 120 months. 42.6 27.1

30 C APITAL I NVESTMENT

31 Capital Expenditures Investing in the Future Capex Spending ($ millions) 52% Upgrades and Expansion of Acquired Territories 14% Network Maintenance 13% Success - Based 12% Network Capacity 9% Network Expansion 2018 Capex Budget:

32 Q&A

33 A PPENDIX

34 Adjusted OIBDA ($ millions) For the Year Ended: 12/31/2017 12/31/2016 Change ($) Change (%) Operating income $ 46.5 $ 22.5 24.0 107 % Plus Depreciation and amortization 177.0 143.7 33.3 23 % Plus (Gain) loss on asset sales 0.1 0. 0 0.1 — % Plus Share based compensation 3.6 3.0 0.6 20 % Plus the benefit received from the waived management fee 36.1 24.6 11.5 47 % Plus amortization of intangibles netted in rent expense 1.5 0 .7 0.8 114 % Plus temporary back office costs to support the billings operations through migration 6.5 13.8 (7.3) (53) % Less actuarial gains on pension plans (1.4) ( 4. 5 ) 3. 1 ( 6 9) % Plus integration and acquisition related expenses 1 1 . 0 42.2 (31.2) (74) % Adjusted OIBDA $ 280.9 $ 246.1 34.8 14 % Less waived management fee (36.1) (24.6) (11.5) 0) 47 % Continuing OIBDA $ 244.8 $ 221.5 23.4 61%

35 Adjusted OIBDA by Segment ($ millions) Wireless Cable Wireline Other 2017 2016 2017 2016 2017 2016 2017 2016 Operating income $ 34.1 $ 26.2 $ 15.8 $ 7 .0 $ 21.0 $ 20.5 $ (24.4) $ (31.2) Plus Depreciation and amortization 139.6 107.6 24.0 23.9 12.8 11.7 0. 6 0. 4 Plus (Gain) loss on asset sales 0.2 — ( 0. 2 ) 0.1 0.1 — 0.1 — Plus Share based compensation 1.6 1 .3 0. 9 0. 8 0. 4 0. 4 0. 7 0. 6 Plus the benefit received from the waived management fee 36.1 24.6 — — — — — — Plus amortization of intangibles netted in rent expense 1.5 0.7 — — — — — — Plus temporary back office costs to support the billings operations through migration 6.5 13.8 — — — — — — Less actuarial gains on pension plans — — — — — — (1.4) ( 4. 5 ) Plus integration and acquisition related expenses 10.8 25.9 — — — — 0. 2 16.3 Adjusted OIBDA $ 230.4 $ 200.1 $ 40.5 $ 31.8 $ 34.3 $ 32.6 $ (24.2) $ (18.4) Percent Change 15% 2 7% 5% 32 % Adjusted OIBDA Margin* 51% 54% 37% 33% 43% 43 % N/A N/A

36 Wireless Segment – Change in Adjusted OIBDA 2017 vs. 2016 ($ millions) Postpaid Revenues Prepaid Revenues Travel Revenues Other Prepaid Acquisition Costs Network Costs Total

37 Cable Segment – Change in Adjusted OIBDA 2017 vs. 2016 ($ millions )

38 Postpaid Churn Postpaid ARPU* Wireless - Postpaid Statistics *ARPU represents Average Revenue Per Unit. See Appendix for reconciliation of Wireless segment operating revenues to Postpaid ARPU.

39 Prepaid Churn Prepaid ARPU* Wireless - Prepaid Statistics Prepaid subscribers reported in the Q4'16 and subsequent periods include the impact of a change in policy as to how long an inactive customer is included in the customer counts. This policy change, implemented in December 2016, effectively reduced p rep aid customers by approximately 24 thousand. *ARPU represents Average Revenue Per User. See Appendix for reconciliation of Wireless segment operating revenues to Prepaid ARPU. 7.3 2.6 1.2 (38.3) (1) (1) (1)

40 Total Wireless Distribution December 31, 2017 Company Owned Stores 40 Agent Postpaid Stores 102 Nationals – Postpaid 65 Total Postpaid Stores 207 Agent Boost Stores 125 Nationals – Boost 276 Total Boost Stores 401